Accounts receivable	12 Months Ended
Dec. 31, 2013
Accounts Receivable, Net, Current [Abstract]
Accounts receivable
Accounts receivable

A significant percentage of our accounts receivable is derived from sales to a limited number of large multinational semiconductor device manufacturers located throughout the world. In order to monitor potential credit losses, we perform ongoing credit evaluations of our customers’ financial condition.

The carrying amount of accounts receivable is as follows:

	December 31,
	2012	2013
Current	223,546	54,614
Overdue <30 days	38,666	18,787
Overdue 31-60 days	13,537	783
Overdue 61-120 days	13,954	2,527
Overdue >120 days	15,137	6,305
Total	304,840	83,016

In the total amount of accounts receivable for the year ended December 31, 2013, no notes receivable are included (2012: €42,588).

An allowance for doubtful accounts receivable is maintained for potential credit losses based upon management’s assessment of the expected collectability of all accounts receivable. The allowance for doubtful accounts is reviewed periodically to assess the adequacy of the allowance. In making this assessment, management takes into consideration any circumstances of which we are aware regarding a customer’s inability to meet its financial obligations; and our judgments as to potential prevailing economic conditions in the industry and their potential impact on the Company’s customers.

The changes in the allowance for doubtful accounts receivable are as follows:

	December 31,
	2012	2013
Balance at beginning of year	(7,601)	(8,551)
Deconsolidation ASMPT	—	6,191
Charged to selling, general and administrative expenses	(2,825)	756
Utilization	1,841	1,469
Foreign currency translation effect	34	62
Balance at end of year	(8,551)	(73)

The carrying amount of the accounts receivable approximates their fair value.

Accounts receivable are stated at nominal value less an allowance for doubtful accounts.